                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 23, 2006

                   STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.,
                  on behalf of Carrington Mortgage Loan Trust,
             Series 2006-NC1 Asset-Backed Pass-Through Certificates
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                      333-124562-04         20-2698835
---------------------------------  ------------------------- -------------------
 (State or other jurisdiction of    (Commission File Number)   (IRS Employer
          incorporation)                                     Identification No.)

               Seven Greenwich Office Park
                   599 West Putnam Avenue
                   Greenwich, Connecticut                            06830
--------------------------------------------------------------    --------------
           (Address of principal executive office)                 (Zip Code)

                                 (203) 661-6186
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code )

                                       N/A
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communication pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 - OTHER EVENTS.

ITEM 8.01.  OTHER EVENTS.

On February 8, 2006, the Registrant caused the issuance and sale of Carrington
Mortgage Loan Trust, Series 2006-NC1 Asset-Backed Pass-Through Certificates,
Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3,
Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10,
Class CE, Class P, Class R-I and Class R-II Certificates (the "Certificates")
pursuant to a Pooling and Servicing Agreement dated as of February 1, 2006, among the Registrant, New Century Mortgage Corporation, as Servicer, and Wells
Fargo Bank, N.A., as Trustee. The mortgage loans were sold to the Registrant pursuant to a Mortgage Loan Purchase Agreement, dated as of February 8, 2006, among the Registrant, NC Capital Corporation, as Responsible Party, and
Carrington Securities, LP, as Seller. Two separate Cap Contracts (the "Class A
Cap Confirmation" and the "Class B Cap Confirmation"), both dated February 8,
2006, were entered into by Swiss Re Financial Products Corporation, as the cap contracts provider and Wells Fargo Bank, N.A, as trustee.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 (C). EXHIBITS.

         (c)      Exhibits: The following execution copies of Exhibits to the
                  Form S-3 Registration Statement of the Registrant are hereby filed.

                      10.1     Pooling and Servicing Agreement and the exhibits
                               thereto, dated as of February 1, 2006, among the
                               Registrant, New Century Mortgage Corporation, as
                               Servicer, and Wells Fargo Bank, N.A., as Trustee.

                      10.2     Mortgage Loan Purchase Agreement, dated as of
                               February 8, 2006, among the Registrant, NC
                               Capital Corporation and Carrington Securities,
                               LP.

                      10.3     Cap Contract Confirmation relating to the Class A
                               Certificates, dated February 8, 2006, between
                               Swiss Re Financial Products Corporation and Wells
                               Fargo Bank, N.A.

                      10.4     Cap Contract Confirmation relating to the Class M
                               Certificates, dated February 8, 2006, between
                               Swiss Re Financial Products Corporation and Wells
                               Fargo Bank, N.A.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STANWICH ASSET ACCEPTANCE COMPANY,
                                      L.L.C.

                                      By:/s/ Bruce M. Rose
                                         -----------------
                                      Name:  Bruce M. Rose
                                      Title: President

Dated:  February 23, 2006

                                  Exhibit Index
                                  -------------

Exhibit No.                         Description
-----------                         -----------

    10.1       Pooling and Servicing Agreement and the exhibits thereto, dated as of February 1, 2006, among the Registrant, New Century
               Mortgage Corporation, as Servicer, and Wells Fargo Bank, N.A., as
               Trustee.

    10.2       Mortgage Loan Purchase Agreement, dated as of February 8, 2006, among the Registrant, NC Capital Corporation and Carrington
               Securities, LP.

    10.3       Cap Contract Confirmation relating to the Class A Certificates, dated February 8, 2006, between Swiss Re Financial Products
               Corporation and Wells Fargo Bank, N.A.

    10.4       Cap Contract Confirmation relating to the Class M Certificates, dated February 8, 2006, between Swiss Re Financial Products
               Corporation and Wells Fargo Bank, N.A.